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                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C.  20549

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                                      FORM 8-K

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                                    CURRENT REPORT

                          PURSUANT TO SECTION 13 OR 15(d) OF
                         THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (date of earliest event reported) November 30, 1998


                               ---------------------





                             ARCHIBALD CANDY CORPORATION
                (Exact name of registrant as specified in its charter)




        ILLINOIS                      333-33751                  36-0743280
(State or other jurisdiction         (Commission             (I.R.S. Employer
    of incorporation)                  File No.)            Identification No.)

                            1137 WEST JACKSON BOULEVARD,
                              CHICAGO, ILLINOIS 60607
                           (Address, including Zip Code,
                          of Principal Executive Offices)

         REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (312) 243-2700


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                                      No Change
                   ---------------------------------------------
           (Former name or former address, if changed since last report)

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                            ARCHIBALD CANDY CORPORATION


ITEM 5.   OTHER EVENTS.

          Reference is made to the press release of Archibald Candy Corporation, an Illinois corporation (the "Company"), dated November 30, 1998 attached hereto as Exhibit 99.1 (the "Press Release") and incorporated by reference herein. The Press Release announces that the Company has executed an agreement pursuant to which the Company has agreed to acquire Sweet Factory Group, Inc. for approximately $28.0 million in total consideration.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     C.   Exhibits.

          Description                                       Exhibit
          -----------                                       -------
          Press Release dated November 30, 1998               99.1
















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                                      SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ARCHIBALD CANDY CORPORATION
                                          (Registrant)




Dated: December 2, 1998            By:   /s/ Ted A. Shepherd
                                       ----------------------------------------
                                   Name: Ted A. Shepherd
                                   Title: President and Chief Operating Officer













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                                    EXHIBIT INDEX

Description                                                 Exhibit
-----------                                                 -------
Press Release dated November 30, 1998                         99.1








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